                                       CONSENT

     The undersigned hereby consents to the filing of its real estate appraisal for the property identified below as an exhibit to the registration statement on Form SB-2 filed by American Family Holdings, Inc. with the Securities and Exchange Commission (the "Registration Statement") and to the reference to us under the caption "Appraisals and Fairness Opinion" in the prospectus which is a part of the Registration Statement.

Dated: January 13, 1998

Property:  Yosemite/Ahwahnee I and II            THE MENTOR GROUP

                                                 By   /s/ DAVIS R. BLAINE
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                                                 Print Name  Davis R. Blaine
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                                                 Title       Chairman
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